North Square Multi Strategy Fund
(the “Fund”)

Supplement dated September 27, 2021 to the Summary Prospectus and Prospectus, each dated September 30, 2020, as supplemented

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (“Board”) of North Square Investments Trust, the Board approved certain changes relating to the Fund, as described below:

1.    Change in the Investment Sub-Adviser to the Fund

On September 23, 2021, the Board approved the appointment of NSI Retail Advisors, LLC (“NSI Retail”) as investment sub-adviser to the Fund, effective as of the close of business on September 30, 2021 (the “Effective Date”). As of the Effective Date, Oak Ridge Investments, LLC (“Oak Ridge”) will no longer be the sub-adviser to the Fund, and all references to Oak Ridge serving as investment sub-adviser to the Fund are deleted from the Summary Prospectus and Prospectus.

The Summary Prospectus section entitled “Investment Adviser and Sub-Adviser” and the Prospectus section entitled “Summary Section – Investment Adviser and Sub-Adviser” are deleted and replaced with the following::

North Square Investments, LLC is the Fund’s investment adviser. NSI Retail Advisors, LLC is an affiliate of, and under common control with, the Adviser and acts as the Fund’s investment sub-adviser.

2.     New Portfolio Manager to the Fund

The Summary Prospectus section entitled “Portfolio Manager” and the Prospectus section entitled “Summary Section – Portfolio Manager” are deleted and replaced with the following::

The Sub-Adviser’s portfolio manager of the Fund as of the Effective Date is Brad A. Thompson, CFA, who is responsible for the day-to-day management of the Fund’s portfolio. Mr. Thompson has been a portfolio manager of the Fund since September 30, 2021.

3.     Information about the New Sub-Adviser to the Fund

The Prospectus section entitled “Management of the Funds – Sub-Advisers” is amended by adding the following:

NSI Retail Advisors, LLC (“NSI Retail” or a “Sub-Adviser”), located at One Gateway Center, Pittsburgh, Pennsylvania 15222, acts as the investment sub-adviser to the North Square Multi Strategy Fund as of the Effective Date. NSI Retail is an affiliate of, and under common control with, the Adviser. and is primarily focused on mutual fund advisory services.

For its investment sub-advisory services, NSI Retail is entitled to receive an annual fee paid solely by the Adviser from the fee it receives from the Fund (which remains unchanged) in the same manner as has been paid to Oak Ridge as described in this Prospectus.

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement for the North Square Multi Strategy Fund will be available in the Fund’s Semi-Annual Report to shareholders for the fiscal year ended November 30, 2021. In addition, an Information Statement providing additional information about the change will be sent to shareholders of the Fund within the next 75 days.

4.    Information about the New Portfolio Manager to the Fund

The Prospectus section entitled “Management of the Funds – Portfolio Managers” is amended by adding the following:

Portfolio Manager of NSI Retail

The Portfolio of the North Square Multi Strategy Fund is managed by Brad A. Thompson, CFA as of September 30, 2021.

Brad A. Thompson, CFA. Prior to joining NSI Retail in 2021, Mr. Thompson served as Chief Investment Officer of Stadion Money Management, LLC and had been a Portfolio Manager and an officer of Stadion Money Management, LLC (and its predecessor), serving in a supervisory role for portfolio management operations since 2006. He has a Bachelor of Business Administration Degree in Finance from the University of Georgia and holds the Chartered Financial Analyst designation. Mr. Thompson is a member of the CFA Institute and the Bermuda Society of Financial Analysts and also holds the Chartered Retirement Plan Specialist Designation.

Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.

North Square Multi Strategy Fund
(the “Fund”)

Supplement dated September 27, 2021 to the Statement of Additional Information (“SAI”), dated September 30, 2020, as supplemented

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (“Board”) of North Square Investments Trust, the Board approved certain changes relating to the North Square Multi Strategy Fund (the “Fund”), as described below:

1.    Change in the Investment Sub-Adviser to the Fund

a.On September 23, 2021, the Board approved the appointment of NSI Retail Advisors, LLC (“NSI Retail”) as investment sub-adviser to the Fund, effective as of the close of business on September 30, 2021 (the “Effective Date”). As of the Effective Date, Oak Ridge Investments, LLC (“Oak Ridge”) will no longer be the sub-adviser to the Fund, and all references to Oak Ridge serving as investment sub-adviser to the Fund are deleted from the SAI.

b.The following information relating to NSI Retail is added to the SAI section entitled “Management of the Funds – The Sub-Advisers”:

NSI Retail
The Adviser has entered into a sub-advisory agreement with NSI Retail Advisors, LLC (“NSI Retail” or a “Sub-Adviser”) as of the Effective Date with respect to the North Square Multi Strategy Fund (the “NSI Retail Sub-Advisory Agreement” and together with the Algert Sub-Advisory Agreement and the Oak Ridge Sub-Advisory Agreements, the “Sub-Advisory Agreements”). NSI Retail is an affiliate of, and under common control with, the Adviser.

2.     New Portfolio Manager to the Fund
a.The following information is added to the SAI section entitled “Management of the Funds – Portfolio Managers”:
Portfolio Manager of NSI Retail
The North Square Multi Strategy Fund is managed by Brad A. Thompson, CFA as of the Effective Date.
b.The following information is added to the SAI section entitled “Management of the Funds – Portfolio Managers – Other Accounts Managed by the Portfolio Managers”:
As of May 31, 2021, Mr. Thompson did not manage any other non-mutual fund accounts.
c.The following information relating is added to the SAI section entitled “Management of the Funds – Portfolio Managers – Ownership of the Funds by the Portfolio Managers”:
As of May 31, 2021, Mr. Thompson did not own any shares in the North Square Multi Strategy Fund.

Please retain this Supplement for future reference.
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